SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        July 16, 2003


                              Harley-Davidson, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-9183                      39-1382325
---------------                ----------------                -------------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)



               3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 342-4680
                         -------------------------------
                         (Registrant's telephone number)

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits. The following exhibit is being furnished herewith:

               (99) Press Release of Harley-Davidson, Inc., dated July 16, 2003.


Item 9.   Regulation FD Disclosure.  (Information provided under Item 12 -
-------   -------------------------
Results of Operations and Financial Condition).

     On July 16, 2003, Harley-Davidson, Inc. (the "Company") issued a press release (the "Press Release") announcing the Company's quarterly financial results for the financial period ended June 29, 2003. A copy of the Press Release is being furnished as Exhibit 99 to this Current Report.

     Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HARLEY-DAVIDSON, INC.



Date:  July 18, 2003                  By: /s/ Gail A. Lione
                                          --------------------------------------
                                          Gail A. Lione
                                          Vice President, General Counsel
                                          and Secretary

                              HARLEY-DAVIDSON, INC.

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 16, 2003


Exhibit
Number
------

(99)           Press Release of Harley-Davidson, Inc., dated July 16, 2003.

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